Exhibit 99

PRESS RELEASE January 5, 2011 FOR IMMEDIATE RELEASE
BUTLER NATIONAL CORPORATION ANNOUNCES ISSUANCE OF STOCK OPTION INCENTIVES FOR SENIOR EXECUTIVES - STOCK OPTIONS BASED ON SHARE PRICE

OLATHE, KANSAS, January 5, 2011 - Butler National Corporation (OTC Bulletin Board BUKS), a leader in the growing global market for structural modification, maintenance, repair and overhaul (MRO) and a recognized provider of management services in diverse business groups announces the issuance of stock options in support of incentives for senior executives and management.

The incentive stock options are allocated in three groups with two conditions for vesting. The first condition is stock price and the second condition is time:

Year 1: Target $0.92

  2,420,688 options that can be exercised after December 31, 2011 once the share price reaches $0.92

Year 2: Target $1.41

  2,420,688 options that can be exercised after December 31, 2012 once the share price reaches $1.41

Year 3: Target $1.90

  2,420,688 options that can be exercised after December 31, 2013 once the share price reaches $1.90

The Company currently has 56.2 million shares outstanding. Approximately 7.2 million stock options were issued on December 31, 2010. Previously issued stock options were time-vesting and did not include share price performance targets. All of the newly issued stock options expire December 31, 2015.

The exercise price for the incentive stock options is $0.49 (closing price as of December 31, 2010). The Board of Directors approved the issuance of incentive stock options on December 31, 2010 with the goals of increasing shareholder value, expanding the number of managers participating in the program, and increasing the percentage of compensation tied to share price performance.

GROWTH IN REVENUES AND SHARE PRICE

Butler National Corporation share price increased 39% in 2010. For the most recent fiscal year, the Company achieved revenue growth of 80.1% and was:

  5th fastest-growing publicly traded Aerospace & Defense company including 115 companies with combined revenues of $443 billion
  10th fastest-growing publicly traded company in the Midwest including 923 publicly traded companies with combined revenues of $2.7 trillion
  The fastest-growing publicly traded company in Kansas including 28 companies with combined revenues of $61 billion

Our Business:
Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:
The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION CONTACT:

Humanity Worldwide Capital Group Ph (914) 479-9060
Lou Albert Rodriguez
lou.albert@humanityworldwide.com
www.humanityworldwide.com

Jim Drewitz, Public Relations Ph (830) 669-2466
jim@jdcreativeoptions.com

Butler National Corporation Investor Relations Ph (214) 498-7775

THE WORLDWIDE WEB: Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.